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                                                                    Exhibit 99.1


[WHITE MOUNTAINS LOGO]                                             PRESS RELEASE

                                                              CONTACT: David Foy
                                                             Tel: (203) 453-1681


             WHITE MOUNTAINS, BERKSHIRE HATHAWAY AND OTHER INVESTORS
                     TO ACQUIRE SAFECO LIFE AND INVESTMENTS

HAMILTON, Bermuda, March 15, 2004 - White Mountains Insurance Group, Ltd. (NYSE:
WTM) announced today that it and Berkshire Hathaway Inc. are leading an investor group that will acquire the life and investments business of Safeco Corporation for $1.35 billion, subject to adjustment based on June 30, 2004 adjusted statutory book value.

Safeco Life and Investments, with headquarters in Redmond, Washington, focuses mainly on group insurance, individual life insurance, structured settlements, retirement services and mutual funds. As of December 31, 2003, the business had approximately $22.5 billion of total assets and $2.57 billion in GAAP book value ($1.74 billion excluding FAS 115). President Randy Talbot and his management team will continue to run the business following the acquisition.

A newly formed acquisition company will be capitalized with equity of approximately $1.0 billion, with White Mountains and Berkshire Hathaway each investing $200 million. The acquisition company also has secured committed bank financing of up to $350 million. White Mountains and Berkshire Hathaway are receiving warrants to purchase additional common shares of the company. On a fully converted basis, White Mountains and Berkshire Hathaway will each own approximately 24% of the company.

Investors in the group include, among others, Caxton Associates, L.L.C., Highfields Capital Management, Och-Ziff Capital Management, Vestar Capital Partners, DLJ Growth Capital Partners, L.P., CAI Capital Partners and Company III, L.P., Fairholme Capital Management and Prospector Partners.

White Mountains expects the transaction to close during the third quarter of 2004. The transaction is subject to regulatory approvals and other customary closing conditions.

                             ADDITIONAL INFORMATION

White Mountains is a Bermuda-domiciled financial services holding company traded on the New York Stock Exchange and the Bermuda Stock Exchange under the symbol WTM. Additional financial information and other items of interest are available at the Company's web site located at WWW.WHITEMOUNTAINS.COM.

--------------------------------------------------------------------------------
CORPORATE HEADQUARTERS:                 EXECUTIVE OFFICES:
----------------------                  -----------------
WHITE MOUNTAINS INSURANCE GROUP, LTD.   WHITE MOUNTAINS INSURANCE GROUP, LTD.
12 CHURCH STREET, SUITE 322             80 SOUTH MAIN STREET, HANOVER, NH 03755
HAMILTON, HM 11   BERMUDA               PH: 603-640-2200 FAX: 603-643-4592
PH: 441-296-6011  FAX: 441-296-9904     WWW.WHITEMOUNTAINS.COM

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

       THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED OR REFERENCED IN THIS RELEASE WHICH ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS WHICH WE EXPECT OR ANTICIPATE WILL OR MAY OCCUR IN THE FUTURE ARE FORWARD-LOOKING STATEMENTS. THE WORDS "BELIEVE," "INTEND," "EXPECT," "ANTICIPATE," "PROJECT," "ESTIMATE," "PREDICT" AND SIMILAR EXPRESSIONS ARE ALSO INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHERS, STATEMENTS WITH RESPECT TO WHITE MOUNTAINS':

       X    GROWTH IN BOOK VALUE PER SHARE OR RETURN ON EQUITY;

       X    BUSINESS STRATEGY;

       X    FINANCIAL AND OPERATING TARGETS OR PLANS;

       X INCURRED LOSSES AND THE ADEQUACY OF ITS LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES;

       X PROJECTIONS OF REVENUES, INCOME (OR LOSS), EARNINGS (OR LOSS) PER SHARE, DIVIDENDS, MARKET SHARE OR OTHER FINANCIAL FORECASTS;

       X    EXPANSION AND GROWTH OF ITS BUSINESS AND OPERATIONS; AND

       X    FUTURE CAPITAL EXPENDITURES.

       THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSES MADE BY WHITE MOUNTAINS IN LIGHT OF ITS EXPERIENCE AND PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS AND EXPECTED FUTURE DEVELOPMENTS, AS WELL AS OTHER FACTORS BELIEVED TO BE APPROPRIATE IN THE CIRCUMSTANCES. HOWEVER, WHETHER ACTUAL RESULTS AND DEVELOPMENTS WILL CONFORM WITH ITS EXPECTATIONS AND PREDICTIONS IS SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTATIONS, INCLUDING:


       X THE FAILURE OF THE ACQUISITION TO BE COMPLETED OR, IF THE ACQUISITION IS COMPLETED, ITS FAILURE TO ENHANCE SHAREHOLDER VALUE;

       X CLAIMS ARISING FROM CATASTROPHIC EVENTS, SUCH AS HURRICANES, EARTHQUAKES, FLOODS OR TERRORIST ATTACKS;

       X    THE CONTINUED AVAILABILITY OF CAPITAL AND FINANCING;

       X    GENERAL ECONOMIC, MARKET OR BUSINESS CONDITIONS;

       X BUSINESS OPPORTUNITIES (OR LACK THEREOF) THAT MAY BE PRESENTED TO IT AND PURSUED;

       X COMPETITIVE FORCES, INCLUDING THE CONDUCT OF OTHER INSURERS AND REINSURERS;

       X CHANGES IN DOMESTIC OR FOREIGN LAWS OR REGULATIONS APPLICABLE TO WHITE MOUNTAINS, ITS COMPETITORS OR ITS CLIENTS;

       X AN ECONOMIC DOWNTURN OR OTHER ECONOMIC CONDITIONS ADVERSELY AFFECTING ITS FINANCIAL POSITION;

       X LOSS RESERVES ESTABLISHED SUBSEQUENTLY PROVING TO HAVE BEEN INADEQUATE; AND

       X    OTHER FACTORS, MOST OF WHICH ARE BEYOND WHITE MOUNTAINS' CONTROL.

       CONSEQUENTLY, ALL OF THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESS RELEASE ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS, AND THERE CAN BE NO ASSURANCE THAT THE ACTUAL RESULTS OR DEVELOPMENTS ANTICIPATED BY WHITE MOUNTAINS WILL BE REALIZED OR, EVEN IF SUBSTANTIALLY REALIZED, THAT THEY WILL HAVE THE EXPECTED CONSEQUENCES TO, OR EFFECTS ON, WHITE MOUNTAINS OR ITS BUSINESS OR OPERATIONS. WHITE MOUNTAINS ASSUMES NO OBLIGATION TO UPDATE PUBLICLY ANY SUCH FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.